UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

646-257-4214

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 26, 2025, Nukkleus Inc. (the “Company”) received written confirmation from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that it regained compliance with the minimum market value of listed securities requirement under Nasdaq Listing Rule 5450(b)(2)(A) (the “Market Value Rule”). Consequently, the Company is now in compliance with the Market Value Rule and this matter has been closed.

As previously disclosed, on August 28, 2025, the Company received a notification letter from Nasdaq indicating that the Company was not in compliance with the Market Value Rule because the Company had failed to maintain a minimum market value of listed securities of $50,000,000 over the previous 10 consecutive business days as required by The Nasdaq Global Market. The Company had been provided a compliance period of 180 calendar days, or until February 24, 2026, to regain compliance.

Nasdaq’s September 26, 2025 letter confirmed that, for the last 10 consecutive business days from September 15, 2025 to September 26, 2025, the Company’s market value of listed securities had been $50,000,000 or greater. As a result, the Company has demonstrated compliance with the Market Value Rule, and Nasdaq has determined that the Company has regained compliance.

On September 29, 2025, the Company issued a press release announcing that it regained compliance with the Market Value Rule. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is pleased to have achieved this important milestone well ahead of the February 2026 compliance deadline.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: September 29, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

3